                                                                EXHIBIT 10.11(v)


        [INDICATED PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED AND FILED
       SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO
                     A REQUEST FOR CONFIDENTIAL TREATMENT]

                                  AMENDMENT TO
                             TERRITORY LICENSE NO. 7

This Amendment to Territory License No. 7 ("TL7") dated April 1, 2001, of the Data License Agreement [redacted] by and between Navigation Technologies Corporation ("NAVTECH") and Harman International Industries, Incorporated ("LICENSEE"), is made and entered into by and between NAVTECH (acting also on behalf of its subsidiary Navigation Technologies B.V.; collectively "NAVTECH") and LICENSEE as of [redacted] ("Effective Date").

[redacted]

NAVIGATION TECHNOLOGIES                       HARMAN INTERNATIONAL INDUSTRIES,
CORPORATION                                   INCORPORATED


/s/ Lawrence M. Kaplan                      /s/ Edwin C. Summers
---------------------------------           ---------------------------------
Signature                                   Signature

Lawrence M. Kaplan                          Edwin C. Summers
---------------------------------           ---------------------------------
Name                                        Name

Vice President & General Counsel            Vice President
---------------------------------           ---------------------------------
Title                                       Title


NAVIGATION TECHNOLOGIES B.V.

/s/ C.L. Peters
---------------------------------
Signature

C.L. Peters
---------------------------------
Name

Vice President Finance, Europe
---------------------------------
Title


                                  CONFIDENTIAL